UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 14, 2008

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2008, John F. Kane resigned as President, Chief Operating Officer and a director of Whitney Information Network, Inc. (the “Company”) and from all other positions held with the Company and its subsidiaries, effective October 17, 2008.  In connection with his resignation, the Company and Mr. Kane entered into a Separation Agreement dated as of October 17, 2008 ( the “Separation Agreement”).

Pursuant to Mr. Kane’s employment agreement with Whitney Education Group, Inc., a wholly owned subsidiary of the Company, dated June 30, 2003, Mr. Kane’s resignation shall be deemed a “Voluntary Termination.”  The Company shall provide Mr. Kane (i) all salary and vacation pay accrued as of October 17, 2008, (ii) vested deferred compensation (other than pension plan or profit sharing plan benefits, if any, which will be paid in accordance with the applicable plan), and (iii) the remaining unpaid balance of the $230,000 performance bonus the Board of Directors of the Company conditionally authorized on May 23, 2008 (the “2007 Performance Bonus Balance”); provided, however that the Company shall only be obligated to make payment of the remaining balance of the 2007 Performance Bonus Balance if and to the extent approved by the Board of Directors of the Company as described in the Company’s Current Report on Form 8-K dated May 23, 2008 and filed with the Securities and Exchange Commission.

Pursuant to the Separation Agreement, in consideration of certain releases granted by Mr. Kane, the Company shall provide Mr. Kane severance benefit of an amount equal to three (3) months of his current base rate of pay, less all applicable withholding taxes and any other amounts required by law to be withheld.  The Company’s obligation to make payments to Mr. Kane under the Separation Agreement  is conditioned upon Mr. Kane’s compliance with the covenants and obligations contained in the Separation Agreement, including confidentiality, non-compete and non-solicitation obligations.

A copy of the Separation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                            Financial Statements and Exhibits.

(d)                          Exhibits.

10.1                   Separation Agreement, dated October 17, 2008, by and between John F. Kane and Whitney Information Network, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2008	WHITNEY INFORMATION NETWORK, INC.

/s/ Anne M. Donoho
Anne M. Donoho Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement, dated October 17, 2008, by and between John F. Kane and Whitney Information Network, Inc.